PENFIELD PARTNERS, L.P.

                  Index to Financial Statements
                          June 30, 1998


                                                  PAGE(S)

Independent Accountants' Report                     1

Statement of Assets and Liabilities                 2

Statement of Operations                             3

Statements of Changes in Partners' Capital          4

Schedule of Investments                             6

Notes to Financial Statements                      11

                 Independent Accountant's Report



The Partners of
Penfield Partners, L.P.

     We have reviewed the accompanying Statement of Assets and Liabilities, including the Schedule of Investments of Penfield Partners, L.P. as of June 30, 1998 and the related Statements of Operations and Changes in Partners' Capital for the six months then ended. These financial statements are the responsibility of the General Partners.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the accompanying interim period financial statements for them to be in conformity with generally accepted accounting principles.

     The Statement of Changes in Partners' Capital for the year ended December 31, 1997 was audited by us, and we expressed an unqualified opinion on it in our report dated February 11, 1998, but we have not performed any audit procedures since that date.

                              Anchin, Block & Anchin LLP




New York, N.Y.
July 17, 1998

                     PENFIELD PARTNERS, L.P.

               STATEMENT OF ASSETS AND LIABILITIES
                          June 30, 1998
                           (Unaudited)


ASSETS

Investments in securities, at fair value          $25,608,290
Cash equivalents                                    5,038,661
Receivable from broker                                321,270
Accrued income                                          7,096
Organization costs                                     34,323
                                                  ___________

     TOTAL ASSETS                                 $31,009,640


LIABILITIES

Securities sold short, at fair value              $ 4,370,294
Payable to broker                                     982,318
Accrued expenses                                       96,542
Payable for capital withdrawals                     1,597,153
                                                  ___________

     TOTAL LIABILITIES                            $ 7,046,307

PARTNERS' CAPITAL

General partners                                    1,839,342
Limited partners                                   22,123,991
                                                  ___________

     TOTAL PARTNERS' CAPITAL                      $23,963,333


     TOTAL LIABILITIES AND PARTNERS' CAPITAL      $31,009,640
                                                  ___________


Net asset value per Limited Partners' Unit        $    25,000
                                                  ___________


See Notes to Financial Statements

                     PENFIELD PARTNERS, L.P.

                     STATEMENT OF OPERATIONS
             For the Six Months Ended June 30, 1998
                           (Unaudited)




INVESTMENT GAINS
  Realized gains on investments, net    $   198,736
  Unrealized gains on investments, net    1,377,443
                                        ___________

       Total Realized and Unrealized Investment Gains  $1,576,179

LOSS FROM OPERATIONS
  Income
     Interest                                43,103
     Dividends                               88,984
                                        ___________

                                            132,087

  Expenses
     Administrator's fee                     96,354
     Independent general partners' fees      10,000
     Interest                                71,895
     Professional fees                       31,190
     Amortization of organization costs      17,161
     Other                                    7,396
                                        ___________

                                            233,996

       Loss from Operations                             (101,909)
                                                       __________

NET INCOME                                             $1,474,270
                                                       __________




See Notes to Financial Statements



Page 4
                     PENFIELD PARTNERS, L.P.

            STATEMENT OF CHANGES IN PARTNERS' CAPITAL
             For the Six Months Ended June 30, 1998
                           (Unaudited)

                                 Corporate  Individual
                                 General    General   Limited
                    Total        Partner    Partners  Partners
                    ___________ __________  ________ ___________
PARTNERS' CAPITAL
  Beginning         $22,661,216  $1,563,270  $13,930 $21,084,016
                    ___________ ___________ ________ ___________
CHANGES IN CAPITAL FROM
Investments and Operations
Realized & unrealized
  investment gains    1,576,179     391,588      730   1,183,861
Loss from operations   (101,909)    (25,318)     (48)    (76,543)
                    ___________ ___________ ________ ___________
Net Increase          1,474,270     366,270      682   1,107,318
                    ___________ ___________ ________ ___________

Partners' Transactions
Capital contributions 1,425,000       -         -      1,425,000
Capital transfers         -        (104,810)    -        104,810
Capital withdrawals  (1,597,153)      -         -     (1,597,153)
                    ___________ ___________ ________ ___________
Net Decrease           (172,153)   (104,810)    -         67,343
                    ___________ ___________ ________ ___________
Total Increase in
  Partners Capital    1,302,117     261,460      682   1,039,975
                    ___________ ___________ ________ ___________
PARTNERS' CAPITAL-
  Ending            $23,963,333  $1,824,730  $14,612 $22,123,991
                    ___________ ___________ ________ ___________

Units Outstanding-
  Beginning             906.45      62.53     .56        843.36
                    ___________ ___________ ________ ___________
CHANGES IN UNITS
  OUTSTANDING FROM
  Units Sold             57.00        -        -          57.00
  Units Transferred        -        (4.19)     -           4.19
  Units Issued for
   Net Income            58.97      14.65     0.03        44.29
  Units Repurchased     (63.89)       -        -         (63.89)
                    ___________ __________  ________ __________
  Net Increase           52.08      10.46     0.03        41.59
                    ___________ __________  ________ ___________
Units Outstanding-
  Ending                958.53      72.99      .59       884.95
                    ___________ __________  ________ ___________

See Notes to Financial Statements
Page 5
                     PENFIELD PARTNERS, L.P.

            STATEMENT OF CHANGES IN PARTNERS' CAPITAL
              For the Year Ended December 31, 1997

                                 CORPORATE  INDIVIDUAL
                                 GENERAL    GENERAL  LIMITED
                    TOTAL        PARTNER    PARTNERS PARTNERS
                    ___________ ___________ ________ ____________
PARTNERS' CAPITAL-
  Beginning         $18,036,683 $1,268,319  $11,555  $16,756,809
                    ___________ ___________ ________ ____________
CHANGES IN CAPITAL FROM
Investments & Operations
Realized and unrealized
  investment gains    4,595,981    548,737    2,488    4,044,756
Loss from operations   (218,218)   (40,381)    (113)    (177,724)
                    ___________ ___________ ________ ____________
Net Increase          4,377,763    508,356    2,375    3,867,032
     Decrease       ___________ ___________ ________ ____________

Partners' Transactions
Capital contributions 2,700,000       -        -       2,700,000
Capital transfers         -       (138,405)    -         138,405
Capital withdrawals  (2,453,230)   (75,000)    -      (2,378,230)
                    ___________ ___________ ________ ____________
Net Increase/           246,770   (213,405)    -         460,175
     Decrease       ___________ ___________ ________ ____________
Total Increase in
  Partners' Capital   4,624,533    294,951    2,375    4,327,207
                    ___________ ___________ ________ ____________
PARTNERS' CAPITAL-
  Ending            $22,661,216  $1,563,270 $13,930  $21,084,016
                   ____________ ___________ ________ ____________
Units Outstanding-
  Beginning             721.47        50.73    0.46       670.28
                   ____________ ___________ ________ ____________

CHANGES IN UNITS
  OUTSTANDING FROM
  Units Sold            108.00         -         -        108.00
  Units Transferred      -            (5.53)     -          5.53
  Units Issued for
   Net Income           175.11        20.33    0.10       154.68
  Units Repurchased      98.13        (3.00)     -        (95.13)
                       ________      _______  ______    ________
  Net Increase          184.98        11.80    0.10       173.08
                       ________      _______  ______    ________
  UNITS OUTSTANDING-
   ENDING               906.45        62.53     .56       843.36
                       ________      _______  ______    ________

See Notes to Financial Statements
Page 6
                     PENFIELD PARTNERS, L.P.

                     SCHEDULE OF INVESTMENTS
                          June 30, 1998
                           (Unaudited)

NUMBER                                                 FAIR
OF SHARES      DESCRIPTION                             VALUE

               COMMON STOCKS 106.86%

               AUTOMOTIVE PARTS .01%
   41,240      Steel City Products, Inc. restricted         1,287

               DRUGS AND HEALTHCARE 8.43%
  133,571      Cardiac Control Systems, Inc.,
                 including 17,332 warrants (a)             51,425
    8,953      Cardiac Control Systems, Inc.,
                 restricted (a)                             3,447
   20,000      Sofamor/Danek Group, Inc.                1,731,250
  125,000      Viragen, Inc.                              234,375
                                                       __________
                                                        2,020,497

               ENERGY 7.12%
   15,000      Chesapeake Energy Corp.                     60,000
   35,000      Chieftain International, Inc.              829,060
   15,000      Energy Research Corp.                      296,250
   30,000      Giant Industries, Inc.                     521,250
                                                       __________
                                                        1,706,560

               FINANCIAL SERVICES 8.76%
   47,500      PacificAmerica Money Center Inc.        $  730,312
   72,000      R & G Financial Corp.                    1,368,000
                                                       __________
                                                        2,098,312

               HEALTHCARE SERVICES 3.00%
 105,000       Accuhealth, Inc. (a)                       177,187
  50,064       Accuhealth, Inc. restricted (a)             77,915
  17,500       Datascope Corp.                            464,844
                                                       __________
                                                          719,946

               INDUSTRIAL AND MACHINERY 1.34%
  50,000       Transnational Industries Inc. (a)          203,125
  31,760       Transnational Industries, Inc.,
                restricted (a)                            117,600
                                                       __________
                                                          320,725

See Notes of Financial Statements
Page 7
                     PENFIELD PARTNERS, L.P.

               SCHEDULE OF INVESTMENTS (CONTINUED)
                          June 30, 1998
                           (Unaudited)

               COMMON STOCKS (CONTINUED)
NUMBER                                                 FAIR
OF SHARES      DESCRIPTION                             VALUE

               MANUFACTURING 23.34%
  64,500       Blount International, Inc.               1,838,250
  40,000       CTB International Corp.                    542,500
  45,000       Mercer International, Inc.                 448,594
  20,000       Mueller Industries, Inc.                   742,500
  55,000       Sun Hydraulics Corp.                       880,000
  27,500       Trinity Industries, Inc.                 1,141,250
                                                       __________
                                                        5,593,094

               MINING 4.47%
  20,000       Cleveland Cliffs, Inc.                   1,072,500


               RESTAURANT, LODGING AND ENTERTAINMENT 6.49%
  20,000       Carmike Cinemas Inc.                       538,750
 500,000       Casino Magic Corp.                       1,015,625
                                                       __________
                                                        1,554,375

               RETAILING 3.79%
  21,875       99 Cents Only Stores                       907,812


               SERVICE 6.95%
  60,000       Emcon                                      285,000
  20,000       Iron Mountain Inc.                         895,000
  54,000       Nobel Education Dynamics Inc.              486,000
                                                       __________
                                                        1,666,000

               TECHNOLOGY 12.79%
  20,000       Asyst Technologies, Inc.                   252,500
  10,000       Centennial Technologies, Inc.               12,187
  45,000       Cognitronics Corp.                         624,375
  27,500       Data Transmission Network Corp.          1,100,000
  40,000       Interlinq Software Corp.                   285,000
  45,000       Mecon Inc.                                 466,875
  85,000       Media 100 Inc.                             324,060
                                                       __________
                                                        3,064,997

See Notes to Financial Statements

                    PENFIELD PARTNERS, L.P.

                          June 30, 1998
                           (Unaudited)

INVESTMENT IN SECURITIES

NUMBER                                                 FAIR
OF SHARES      DESCRIPTION                             VALUE

               COMMON STOCKS (CONTINUED)

               TELECOMMUNICATIONS 4.63%
 105,000       Relm Wireless Corp.                     $  321,560
  20,000       Telephone & Data Systems, Inc.             787,500
                                                       __________
                                                        1,109,060

               TRANSPORTATION 11.35%
 20,000        Ryanair Holdings PLC                       712,500
 52,500        Sea Containers Ltd.                      2,008,125
                                                       __________
                                                        2,720,625

               UTILITIES 2.83%
 40,000        Northeast Utilities                        677,500
                                                       __________

          TOTAL COMMON STOCKS (COST $20,556,670)      $25,233,290




See Notes to Financial Statements

                     PENFIELD PARTNERS, L.P.

                          June 30, 1998
                           (Unaudited)



NUMBER                                                 FAIR
OF SHARES      DESCRIPTION                             VALUE

               PREFERRED STOCKS 1.56%

               HEALTHCARE SERVICES 1.56%
 187,500       Accuhealth, Inc., restricted (a)        $  375,000
               (COST $375,000)

          TOTAL INVESTMENTS IN SECURITIES
          (COST $20,931,670)                          $25,608,290




(a) Affiliated issuer under the Investment Company Act of 1940, inasmuch as the Fund owns more than 5% of the voting securities of the issuer.

All percentages are relative to Partners' Capital




See Notes to Financial Statements

                     PENFIELD PARTNERS, L.P.

                          June 30, 1998
                           (Unaudited)

SECURITIES SOLD SHORT

NUMBER                                                 FAIR
OF SHARES      DESCRIPTION                             VALUE

               COMMON STOCKS 18.23%

               BIOTECH .92%
  10,000       Zonagen Inc.                            $  219,375

               DRUGS AND HEALTHCARE 2%
  15,000       Biovail Corporation International          480,000

               ENERGY 3.24%
  15,000       Chesapeake Energy Corp.                     60,000
  20,000       Triton Energy Corp.                        717,500
                                                       __________
                                                          777,500
               INDUSTRIAL AND MACHINERY .73%
  20,000       C3 Inc.                                    175,000

               MANUFACTURING 1.67%
  10,000       Pillowtex Corp.                            401,250

               RESTAURANT LODGING AND ENTERTAINMENT 2.08%
  27,500       Landrys Seafood Restaurants, Inc.          497,580

               SHOES AND APPAREL 4.06%
  35,000       Ashworth, Inc.                             485,625
  10,000       Nike Inc.                                  486,875
                                                       __________
                                                          972,500
               TECHNOLOGY 3.53%
  10,000       Centennial Technologies, Inc.              12,189
  20,000       MRV Communications                        415,000
  11,700       Newcom Inc.                               111,150
  20,000       Schick Technologies, Inc.                 308,750
                                                       _________
                                                         847,089

               TOTAL SECURITIES SOLD SHORT
                 (PROCEEDS $5,561,368)                 $4,370,294

All percentages are relative to Partners' Capital

See Notes to Financial Statements
Page 11

                     PENFIELD PARTNERS, L.P.

                  NOTES TO FINANCIAL STATEMENTS
                          June 30, 1998

   (Information Subsequent to December 31, 1997 is Unaudited)

ORGANIZATION   Penfield Partners, L.P.("the Fund") was organized
               in November 1988 in the State of Delaware as a limited partnership for the purpose of trading in securities. The Fund will continue until December
               31, 2028 unless sooner terminated as provided for in the Partnership Agreement. The Fund's investment objective is to seek long-term capital appreciation by investing and trading primarily in equity securities and securities with equity features of publicly listed companies.

               Effective July 1, 1994, the Fund registered under the Investment Company Act of 1940 ("1940 Act") to operate as a nondiversified management company and a closed-end interval fund.

REPURCHASE     The Fund has adopted certain policies for its
POLICIES       repurchase of units from partners as fundamental
               policies which, under Rule 23c-3 promulgated under the 1940 Act, may not be changed without the vote of the holders of a majority of the outstanding units (as determined under the 1940 Act). These repurchase policies are as follows:

                 (a) The Fund will offer to repurchase units at
               intervals of six months in accordance with the Fund's Amended and Restated Agreement of Limited
               Partnership ("Partnership Agreement").

                 (b) The Fund will allow its partners to submit
               requests for repurchases of units by June 16th and December 17th of each year.

                 (c) The Fund will establish a maximum of
               fourteen days between each deadline for
               repurchase requests and the applicable repurchase date such that repurchases of units shall occur on June 30th and December 31st of each year.

               The Individual General Partners are authorized under the Partnership Agreement to establish other policies relating to



Page 12
                     PENFIELD PARTNERS, L.P.

                  NOTES TO FINANCIAL STATEMENTS
                          June 30, 1998

   (Information Subsequent to December 31, 1997 is Unaudited)

               repurchases of units that are consistent with the 1940 Act. The repurchase of units by the Fund allows partners to redeem units semi-annually, subject to the terms and limitations set forth in the Partnership Agreement.

               On May 21, 1998, the Fund offered to repurchase up to 25% of the outstanding units of the Fund. Partners holding 6.25% of the units outstanding on June 30, 1998 equal to $1,597,153 elected to tender their units to the Fund for repurchase.

FINANCIAL      The preparation of financial statements in
STATEMENT      conformity with generally accepted accounting
ESTIMATES      principles may require management to make
               estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF   Purchases and sales of securities are recorded on
SECURITIES     a trade date basis.

               Investments in securities and securities sold short which are traded on a national securities exchange or listed on NASDAQ are valued at the last reported sales price on the last business day of the year. Investments in securities and securities sold short which are traded in the over-the-counter market are valued at the average of the bid and asked prices on the last trade date.

               Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Individual
               General Partners.

ORGANIZATION   Organization costs are being amortized on a
COSTS          straight-line basis over a period of 60 months.
               Accumulated amortization at June 30, 1998 is
               $137,289.

Page 13
                     PENFIELD PARTNERS, L.P.

                  NOTES TO FINANCIAL STATEMENTS
                          June 30, 1998

   (Information Subsequent to December 31, 1997 is Unaudited)


INCOME TAXES   The Fund is not subject to income taxes.  The
               partners report their distributive share of realized income or loss on their own tax returns.

CASH           Cash equivalents include:
EQUIVALENTS
AND CUSTODY         Balance at broker        $5,034,547
CONCENTRATIONS      Money market fund             4,114
                                             __________
                                             $5,038,661

               Balance at broker consists principally of a brokerage account with ING Baring Furman Selz LLC. The Securities Investor Protection Corporation
               (SIPC) insures the brokerage account to the extent of $500,000 (including up to $100,000 for cash). Securities in excess of these limits are covered by additional insurance maintained by the broker in the amount of $99.5 million. Amounts in excess of insurance coverages are secured by the good faith and credit of the broker.

SECURITIES     The Fund is subject to certain inherent risks
SOLD SHORT     arising from its activities of selling securities
               short. The ultimate cost to the Fund to acquire these securities may exceed the liability reflected in the financial statements. In addition, the Fund is required to maintain collateral with the broker to secure these short positions.

DERIVATIVE     Derivative financial instruments traded by the
FINANCIAL      Partnership (the value of which is based upon an
INSTRUMENTS    underlying assets, index or reference rate)
               consist of stock options.

               Derivatives are used for trading purposes and for managing risks associated with the portfolio of investments. They are subject to various risks similar to those related to the underlying financial instruments, including market risks.
               The notional amount of derivatives is not recorded on the balance sheet.


Page 14
                     PENFIELD PARTNERS, L.P.

                  NOTES TO FINANCIAL STATEMENTS
                          June 30, 1998

   (Information Subsequent to December 31, 1997 is Unaudited)

               Such amount does not measure the exposure of the Partnership, nor the amounts exchanged by the parties. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the derivatives, which relate to security prices, or financial or other indices. There were no options held as of June 30, 1998.

               Market risk is the potential for changes in the value of derivative financial instruments due to market changes and fluctuations in security prices.

               The partnership had trading gains of approximately
               $9,900 on options purchased. The average value of these option contracts for the period was approximately $22,000.

ALLOCATIONS    The net income of the Fund is allocated
OF INCOME      semiannually on June 30th and December 31st, 20%
(LOSS)         to the Corporate General Partner and 80% to all
               partners in proportion of the number of units held by each. A net loss is allocated among the partners in proportion to the number of units owned by each. If there is a loss for an accounting period, the 20% allocation to the Corporate General Partner will not apply to future periods until the loss has been recovered. Income for the six months ended June 30, 1998 was allocated in accordance with the 20% - 80% formula.

               All net income allocated to partners is
               reinvested. In order to maintain a $25,000 price per unit, the number of units held by each partner at the close of each semiannual period is adjusted to equal the partner's capital account divided by $25,000.

RELATED        The Administrative Agreement provides for fees
PARTY          payable to the Fund's administrator, the general
TRANSACTIONS   partner of the Corporate General Partner.  The
               administrator's fee is calculated at a rate of .0625% of the net asset value of the Fund at the beginning of each month (.75% per annum).

Page 15
                     PENFIELD PARTNERS, L.P.

                  NOTES TO FINANCIAL STATEMENTS
                          June 30, 1998

   (Information Subsequent to December 31, 1997 is Unaudited)

               A fee is payable to each of the Independent
               Individual General Partners at $10,000 per annum, plus out-of-pocket expenses incurred by them in performing their duties under the Partnership Agreement.

               The accompanying Statement of Assets and Liabilities includes unpaid fees to the administrator of $49,145.

               At June 30, 1998 the Fund has an investment in Transnational Industries, a private placement security in which an Individual General Partner is a director and an investor through another entity. The investment is valued at $320,725.

PURCHASES AND  Purchases and sales of securities aggregated
SALES OF       $21,605,020 and $24,217,511, respectively.
SECURITIES


SELECTED               Three
FINANCIAL              Months
INFORMATION            Ended            Years Ended
                       June 30,         December 31,
                     ____________________________________________
                        1998    1997    1996    1995    1994
Ratio of Total
 Expenses to
 Average Net Assets     1.83%*  1.94%   1.53%   2.18%   1.23%

Ratio of Loss from
 Operations to
 Average Net Assets     (.80)%* (.96)%  (0.48)% (1.12)% (0.48)%

Ratio of Net Income to
 Average Net Assets    11.58%*  19.28%  10.89%   9.59%    .65%

Portfolio Turnover
 Rate                    .77     2.10    1.82    1.19     1.87
Total Return            4.90%   21.89%  13.41%  10.14%     .53%
Average Commission
 Rate Paid             $.0479   $.0515  $.0448   (a)       (a)

  (a) This disclosure is not required prior to 1996.

  * Annualized